SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                                                  July 2, 2003
  Date of Report (Date of earliest event reported):             (June 16, 2003)
                                             ----------------------------------


                              TRUSTCO BANK CORP NY
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


                  0-10592                               14-1630287
        (Commission File Number)           (I.R.S. Employer Identification No.)


          192 Erie Boulevard, Schenectady, New York                     12305
         (Address of principal executive offices)                    (Zip Code)

                                  518-377-3311
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.           Other Events

     Trustco Bank, the wholly owned subsidiary of TrustCo Bank Corp N Y ("TrustCo"), received the attached letter, dated June 16, 2003, from the Office of Thrift Supervision ("OTS") terminating Trustco Bank's obligation to comply with the August 22, 2002 Formal Agreement with the Office of the Comptroller of the Currency. That letter is filed as Exhibit 99 (a) hereto and incorporated herein by reference.



Item 7.  (c)  Exhibit

Reg S-K Exhibit No.     Description

99 (a)                  Letter to Trustco Bank from the OTS dated June 16, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  July 2, 2003.

                                    TRUSTCO BANK CORP N Y


                                    By:  /S/ Robert T. Cushing
                                   ----------------------------

                                   Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX


The following exhibit is filed herewith:

Reg S-K Exhibit No.     Description


99 (a)                  Letter to Trustco Bank from the OTS dated June 16, 2003.



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                                 EXHIBIT 99 (a)

                                                         OTS Docket No.:  07635

                                                          June 16, 2003






Robert T. Cushing
Senior Vice President & CFO
Trustco Bank
5 Samowski Drive
Glenville, NY 12302

Dear Mr. Cushing:

This concerns your letter to Regional Deputy Director Michael Simone concerning issues regarding federal banking agency enforcement actions for purposes of
Section 8 of the Federal Deposit Insurance Act (FDI Act), 12 U.S.C. ss. 1818. Trustco Bank (hereinafter referred to as Trustco Federal or the Savings Bank) being a federally chartered savings bank, is a "savings association" for purposes of the Home Owners' Loan Act and the FDI Act. Therefore, the OTS is the appropriate federal banking agency with respect to Trustco Federal for purposes of the exercise of the enforcement powers in Section 8 of the FDI Act. See 12 U.S.C. ss. 1 1813(q).

Trustco Federal's current form of organization is the result of the November 2002 merger of Trustco Bank, N.A.,1 with and into Trustco Federal. Prior to the merger transaction, Trustco Federal had filed an application on July 29, 2002 with OTS requesting approval of the proposed merger. As you are aware, OTS approved the merger application in a letter dated October 1, 2002, which included the following condition #7. Condition #7 states: "The Savings Bank must adhere to its obligations described in the August 22, 2002, Formal Agreement with OCC." The foregoing OTS condition is a "condition imposed in writing by the agency in connection with the granting of any application" for purposes of
Section 8 of the FDI Act, and is enforceable by the OTS. See, e.g., 12 U.S.C. ss. 1818(b)(1).

We consider your May 6, 2003 letter to be a request for the OTS to terminate the effectiveness of condition #7. As indicated by our March 31, 2003 Report of Examination, the OTS reviewed Trustco Federal's compliance with the obligations set out in the Agreement involving the national bank and found Trustco to be in compliance thereto.

In view of your request and upon consideration of information in the OTS's March 31, 2003 Report of Examination, the OTS has determined that condition #7 shall be and is terminated and of no further force and effect as of the date of this letter. Notwithstanding this action, the OTS expects Trustco Federal to comply fully with the Bank Secrecy Act and the federal regulations thereunder, including but not limited to the OTS's regulation at 12 C.F.R. ss. 563.177, requiring savings associations to establish and implement an effective anti-money laundering program.

                                                              Very truly yours,



                                                              Robert C. Albanese
                                                              Regional Director

cc:      Trustco Bank Corp NY



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         1 Trustco Bank, N.A. (FDIC Certificate #662), which no longer is in existence, had been an FDIC-insured national bank chartered by the Office of the Comptroller of the Currenty ("OCC").

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